UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2022

Commission	Registrant; State of Incorporation;				I.R.S. Employer
File Number	Address; and Telephone Number				Identification No.

333-21011	FIRSTENERGY CORP				34-1843785
	(An	Ohio	Corporation)
	76 South Main Street
	Akron		OH	44308
	Telephone		(800)	736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	FE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Interim President and Chief Executive Officer

On September 15, 2022, FirstEnergy Corp. (“FirstEnergy” or the “Company”) announced that the Board of Directors (the “Board”) of the Company has appointed Mr. John W. Somerhalder II to serve as Interim President and Chief Executive Officer of the Company, effective as of September 16, 2022. In connection with his appointment as Interim President and Chief Executive Officer, Mr. Somerhalder will continue to serve as Chair of the Board. The Board will conduct a search of external candidates to identify a permanent President and Chief Executive Officer of the Company. Mr. Somerhalder’s appointment follows the decision by Steven E. Strah on September 15, 2022 to retire as the President and Chief Executive Officer of the Company, effective as of September 16, 2022, as further described below.

Mr. Somerhalder, age 66, has served as Chair of the Board since May 2022, and previously served as Vice Chair and Executive Director of the Company from March 2021 to May 2022. Prior to joining the Company, Mr. Somerhalder served as interim president and chief executive officer of CenterPoint Energy, Inc., an electric and natural gas utility serving several U.S. markets, from February 2020 to July 2020, and served as a member of the CenterPoint Energy board of directors from 2016 through July 2020. Mr. Somerhalder also served as interim president and chief executive officer of Colonial Pipeline Company, a U.S. refined products pipeline company, from February 2017 to October 2017. Prior to that, Mr. Somerhalder served as president and chief executive officer of AGL Resources Inc., an energy services holding company in the southeastern United States, from March 2006 through his retirement in December 2015, and served as chairman of the company’s board from November 2007 until December 2015. Prior to joining AGL Resources, Mr. Somerhalder served in a number of roles with El Paso Corporation, a publicly traded natural gas and related energy products provider, where he spent almost 30 years, starting his career as an engineer and progressing through leadership roles before being named president of El Paso Pipeline Group and executive vice president of El Paso Corporation. Mr. Somerhalder also previously held directorships with Gulfport Energy Corp., Crestwood Equity Partners LP, Enable Midstream Partners, LP, and SunCoke Energy Partners GP LLC.

In connection with Mr. Somerhalder’s appointment as Interim President and Chief Executive Officer of the Company, at the recommendation of the Compensation Committee, the Board approved the following compensation package for Mr. Somerhalder for his interim executive service:

•base salary at an annual rate of $1,250,000 per year; and
•annual participation in the Company’s short-term incentive program, with a target value equal to 125% of Mr. Somerhalder’s annual base salary rate and a maximum value equal to 200% of the target award, on performance terms substantially similar to those in effect for other senior executive officers of the Company (with such award prorated for partial interim executive service during the year).

The Board also expects to provide Mr. Somerhalder with the right to receive payments in Company common stock for his interim executive service (“Share Payments”), which Share Payments would be based on $600,000 for each month of his interim executive service (prorated for partial months of service), determined based on the Company’s average of the high and low closing stock price during each such month or partial month of service. In January of each year, Mr. Somerhalder would receive Share Payments for the months during the prior year in which he provided interim executive service. The Share Payments are expected to be fully vested, but subject to (net of taxes) a one-year holding period following his interim executive service.

Mr. Somerhalder is also expected to be eligible to participate in the Company’s executive relocation program, executive deferred compensation plan, 401(k) plan, vacation and paid time off program, and standard health and welfare benefits, but is not expected to vest in the Company’s Cash Balance Pension Plan and will not be subject to the Company’s share ownership guidelines. Mr. Somerhalder’s compensation will be subject to applicable tax withholding. While Mr. Somerhalder serves in his interim role he will not be entitled to receive director compensation.

Retirement of President and Chief Executive Officer; Director Resignation

On September 15, 2022, Mr. Strah decided to retire, as the President and Chief Executive Officer of the Company, effective as of September 16, 2022. Mr. Strah also resigned from the Board on September 15, 2022, effective as of September 16, 2022, and the size of the Board was reduced from twelve to eleven directors.

Mr. Strah will receive no severance payments or severance benefits. However, as is the case generally for executive officers who retire from the Company, Mr. Strah is eligible to receive certain retirement benefits, generally described in the Company’s most recent definitive proxy statement filed with the Securities and Exchange Commission. These other retirement benefits generally include vested amounts and payments under the FirstEnergy Corp. Master Pension Plan and the FirstEnergy Corp. Amended and Restated Executive Deferred Compensation Plan, a prorated award for 2022 under the Company’s Short-Term Incentive Program, certain prorated performance-based award payouts (based on actual performance) under the Company’s Long-Term Incentive Program, and the value of Mr. Strah’s unused banked and frozen vacation at the time of his retirement.

Item 7.01 Regulation FD Disclosure.

Press Release Regarding Management Changes and Executive Review Process

On September 15, 2022, the Company issued a press release regarding recently announced management changes and the completion of the Board’s review of the current executive team previously announced in connection with the settlement of derivative litigation. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	FirstEnergy Corp. Press Release, dated September 15, 2022
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

Forward-Looking Statements: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties and readers are cautioned not to place undue reliance on these forward-looking statements. These statements include declarations regarding management's intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” "forecast," "target," "will," "intend," “believe,” "project," “estimate," "plan" and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the potential liabilities, increased costs and unanticipated developments resulting from government investigations and agreements, including those associated with compliance with or failure to comply with the Deferred Prosecution Agreement entered into on July 21, 2021 with the U.S. Attorney’s Office for the Southern District of Ohio; the risks and uncertainties associated with government investigations and audits regarding Ohio House Bill 6, as passed by Ohio’s 133rd General Assembly (“HB 6”) and related matters, including potential adverse impacts on federal or state regulatory matters, including, but not limited to, matters relating to rates; the risks and uncertainties associated with litigation, arbitration, mediation, and similar proceedings, particularly regarding HB 6 related matters, including risks associated with obtaining court approval of the settlement agreement in the derivative shareholder lawsuits and risks associated with securities litigation; changes in national and regional economic conditions, including recession and inflationary pressure, affecting us and/or our customers and those vendors with which we do business; weather conditions, such as temperature variations and severe weather conditions, or other natural disasters affecting future operating results and associated regulatory actions or outcomes in response to such conditions; legislative and regulatory developments, including, but not limited to, matters related to rates, compliance and enforcement activity, cybersecurity, and climate change; the ability to accomplish or realize anticipated benefits from our FE Forward initiative and our other strategic and financial goals, including, but not limited to, overcoming current uncertainties and challenges associated with the ongoing government investigations, executing our transmission and distribution investment plans, greenhouse gas reduction goals, controlling costs, improving our credit metrics, growing earnings, and strengthening our balance sheet; changing market conditions affecting the measurement of certain liabilities and the value of assets held in our pension trusts may negatively impact our results of operations and related guidance, and may also cause us to make contributions to our pension sooner or in amounts that are larger than currently anticipated; the risks associated with cyber-attacks and other disruptions to our, or our vendors’, information technology system, which may compromise our operations, and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information; mitigating exposure for remedial activities associated with retired and formerly owned electric generation assets; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us, including the increasing number of financial institutions evaluating the impact of climate change on their investment decisions; the extent and duration of the COVID-19 pandemic and the related impacts to our business, operations and financial condition resulting from the outbreak of COVID-19 including, but not limited to, disruption of businesses in our territories, supply chain disruptions, additional costs, workforce impacts and governmental and regulatory responses to the pandemic, such as the moratoriums on utility disconnections and workforce vaccination mandates imposed at varying points throughout the pandemic; actions that may be taken by credit rating agencies that could negatively affect either our access to or terms of financing or our financial condition and liquidity; changes in assumptions regarding factors such as economic conditions within our territories, the reliability of our transmission and distribution system, or the availability of capital or other resources supporting identified transmission and distribution investment opportunities; changes in customers’ demand for power, including, but not limited to, economic conditions, the impact of climate change, or energy efficiency and peak demand reduction mandates; the potential of non-compliance with debt covenants in our credit facilities; the ability to comply with applicable reliability standards and energy efficiency and peak demand reduction mandates; changes to environmental laws and regulations, including, but not limited to, those related to climate change; labor disruptions by our unionized workforce; changes to significant accounting policies; any changes in tax laws or regulations, or adverse tax audit results or rulings; and the risks and other factors discussed from time to time in our Securities and Exchange Commission (“SEC”) filings. Dividends declared from time to time on FirstEnergy Corp.’s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy Corp.’s Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating.

These forward-looking statements are also qualified by, and should be read together with, the risk factors included in FirstEnergy Corp.’s filings with the SEC, including, but not limited to, the most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy Corp.’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy Corp. expressly disclaims any obligation to update or revise, except as required by law, any forward-looking statements contained herein or in the information incorporated by reference as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 15, 2022

FIRSTENERGY CORP.
Registrant

By:	/s/ Jason J. Lisowski
Jason J. Lisowski Vice President, Controller and Chief Accounting Officer